UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 24, 2013

HUDSON GLOBAL, INC.
(Exact name of registrant as specified in charter)

Delaware	000-50129	59-3547281
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

560 Lexington Avenue
New York, NY 10022
(Address of Principal Executive Offices)

Registrant's telephone number, including area code (212) 351-7300
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported by Hudson Global, Inc. (the “Company”) in a Current Report on Form 8-K that the Company filed with the Securities and Exchange Commission on January 4, 2013, Jon F. Chait, a director of the Company, notified the Company on December 31, 2012 that he would not seek re-election to the Board of Directors of the Company. On February 24, 2013, Mr. Chait notified the Company pursuant to a letter dated February 25, 2013 that he resigned from the Board of Directors of the Company effective immediately. Pursuant to the Company's By-laws and resolutions adopted by the Board of Directors of the Company on March 7, 2011, the size of the Board of Directors of the Company was reduced from seven to six upon the effectiveness of Mr. Chait's resignation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized

HUDSON GLOBAL, INC.

Date:	February 26, 2013	By:	/s/ LATHAM WILLIAMS
Latham Williams
Senior Vice President, Legal Affairs and Administration,
Corporate Secretary